FREEPORT-McMoRAN
COPPER & GOLD

2nd Quarter 2009
Earnings Conference Call



Core Assets

July 21, 2009

FCX
LISTED
NYSE

www.fcx.com

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements in which we discuss factors we believe may affect our performance in the future. Forward-looking statements are all statements other than historical facts, such as statements regarding projected ore grades and milling rates, projected sales volumes, projected unit net cash costs, projected operating cash flows, projected capital expenditures, the impact of copper, gold, molybdenum and cobalt price changes, potential prepayments of debt and projected EBITDA. Accuracy of the forward-looking statements depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. FCX cautions readers that it assumes no obligation to update the forward-looking statements in this presentation and does not intend to update the forward-looking statements more frequently than quarterly. Additionally, important factors that might cause future results to differ from these projections include mine sequencing, production rates, industry risks, commodity prices, political risks, potential effects of the recent violence in Indonesia, weather-related risks, labor relations, currency translation risks and other factors described in FCX's Annual Report on Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission (SEC), as updated by our subsequent filings with the SEC.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper and unit net cash costs per pound of molybdenum. As required by SEC Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements are in the supplemental schedule, "Product Revenues and Production Costs," which is available on our internet web site www.fcx.com.

2Q09 Highlights

Sales Data	2Q09	2Q08
Copper		
Consolidated Volumes *(mm lbs)*	1,102	942
Average Realization *(per lb)*	$2.22	$3.85
Site Production & Delivery Unit Costs *(per lb)*	$1.04	$1.59
Unit Net Cash Costs *(per lb)*	$0.43	$1.25
Gold		
Consolidated Volumes *(000's ozs)*	837	265
Realization *(per oz)*	$932	$912
Molybdenum		
Consolidated Volumes *(mm lbs)*	16	20
Realization *(per lb)*	$10.11	$31.59

Financial Results *(in millions, except per share amounts)*		
Revenues	$3,684	$5,441
Net Income Attributable to Common Stock	$588	$947
Diluted Earnings Per Share	$1.38	$2.25
Operating Cash Flows (1)	$1,154	$1,009
Capital Expenditures	$375	$655

(1) Includes working capital uses of $54 mm in 2Q09 and $753 mm in 2Q08.

FREEPORT-MCMORAN COPPER & GOLD

Strong Operating Performance

Core Assets

- **Consolidated sales volumes higher than April estimates**
  - Cu +15% (147mm lbs)
  - Au +29% (187K ozs)
  - Mo +45% (5mm lbs)
- **Variances reflect**
  - Accelerated mining in a high-grade section of the Grasberg Open Pit
  - Strong performance in the Americas
  - Positive Tenke performance
  - Timing of shipments/reduction in inventories
  - Additional Mo sales to Europe & Asia

Grasberg Pit Cross-Section


A
B
SE
7S
End
2008
2Q09
Grasberg Plan View
A
B

- **Revised Sales Outlook**
  - 3.9+ billion lbs Cu
  - 2.4mm ozs Au (+100k ozs advanced from 2010)
  - 56mm lbs Mo (+6mm lbs from previous forecast)

Quarterly Operating Highlights

2Q09 Unit Production Costs

(per pound of copper)

	North America	South America	Indonesia	Consolidated(3)
Cash Unit Costs				
Site Production & Delivery(1)	$1.24	$1.00	$0.93	$1.04
Royalties(1)	-	-	0.12	0.05
Treatment Charges	0.09	0.15	0.22	0.15
By-product Credits	(0.21)	(0.10)	(1.80)	(0.81)
Unit Net Cash Costs (Credits)	$1.12	$1.05	$(0.53)	$0.43

Sales From Mines for 2Q by Region

North America


281
347
16
20(2)
Cu
mm lbs
Mo
mm lbs
2Q09
2Q08
2Q09
2Q08

South America


363
366
Au
000's ozs
25
26
Cu
mm lbs
2Q09
2Q08
2Q09
2Q08

Indonesia


432
229
811
235
Cu
mm lbs
Au
000's ozs
2Q09
2Q08
2Q09
2Q08

(1) Profit sharing in South America and severance taxes in North America included in production costs.
(2) Includes molybdenum from South America
(3) Excludes Africa
NOTE: For a reconciliation of unit net cash cost per pound to production and delivery cost applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" on FCX's web site.


Core Assets

Achieving Cost Reductions

Site Production & Delivery Costs - Consolidated

- Revised Operating Plans
- Grasberg Ore Grades
- Aggressive Cost Management/Lower Input Costs

Consolidated

Site Production & Delivery

$ per pound of copper


35% Reduction
$1.59
$1.04
2Q08
2Q09*

** Excludes Africa*

Achieving Cost Reductions

Site Production & Delivery Costs – North America

- **Aggressive Cost Management**
- **Lower Input Costs**
  - **Diesel prices down 55%**
  - **Power prices down 30%**
  - **Significant decline in sulphuric acid costs**

North America
Site Production & Delivery
$ per pound of copper


$1.84
33% Reduction
$1.24
2Q08
2Q09

Markets


2,000
1,750
1,500
1,250
1,000
750
500
250
0
000's Metric Tons
LME Copper Price
LME & COMEX Exchange Stocks*
400
350
300
250
200
150
100
50
0
Cents Per Pound
Jan-99 Jul-99 Jan-00 Jul-00 Jan-01 Jul-01 Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 Jul-06 Jan-07 Jul-07 Jan-08 Jul-08 Jan-09 Jul-09

*LME and Comex, excluding Shanghai stocks, producer, consumer and merchant stocks.

London Gold Price ($/oz)


$1,200
$1,000
$800
$600
$400
$200
$0
Jan-99
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09

Molybdenum Price* ($/lb)


$40
$35
$30
$25
$20
$15
$10
$5
$0
Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 Jul-06 Jan-07 Jul-07 Jan-08 Jul-08 Jan-09 Jul-09

* Metals Week – Molybdenum Dealers Oxide Price

Sales Profile 2007 - 2010e


Core Assets

Copper Sales (billion lbs)


5
4
3
2
1
0
3.9
4.1
3.9
3.8
2007 Pro Forma*
2008
2009e
2010e

Note: Consolidated copper sales include approximately 647 mm lbs in 2007, 699 mm lbs in 2008, 740 mm lbs in 2009e, and 740 mm lbs in 2010e for noncontrolling interest; excludes purchased copper

* 2007 includes pre-acquisition sales of 505 mm lbs of copper, 18 k oz of gold and 17 mm lbs of molybdenum

Gold Sales (million ozs)


3
2
1
0
2.3
1.3
2.4
2.0
2007 Pro Forma*
2008
2009e
2010e

Note: Consolidated gold sales include approximately 228 k oz in 2007, 134 k oz in 2008, 240 k oz in 2009e, and 200 k oz in 2010e for noncontrolling interest

Molybdenum Sales (million lbs)


100
80
60
40
20
0
69
71
56
60
2007 Pro Forma*
2008
2009e
2010e

e = estimate. Please see Cautionary Statement.

2009e Quarterly Payable Metal Sales

Core Assets

Copper Sales (million lbs)


1,250
1,000
750
500
250
0
1,020
1,102
910
915
1Q09
2Q09
3Q09e
4Q09e

Note: Consolidated copper sales include approximately 174 mm lbs in 1Q09, 196 mm lbs in 2Q09, 180 mm lbs in 3Q09e and 190 mm lbs in 4Q09e for noncontrolling interest; excludes purchased copper

Gold Sales (thousand ozs)


800
600
400
200
0
545
837
550
475
1Q09
2Q09
3Q09e
4Q09e

Note: Consolidated gold sales include approximately 53 k oz in 1Q09, 81 k oz in 2Q09, 56 k oz in 3Q09e and 50 k oz in 4Q09e for noncontrolling interest

Molybdenum Sales (million lbs)


25
20
15
10
5
0
10
16
15
15
1Q09
2Q09
3Q09e
4Q09e

e = estimate. Please see Cautionary Statement.

2009e Sales and Unit Production Costs by Region

Core Assets

2009e Sales by Region (1)


North America
1,130
Cu
mm lbs
56
Mo
mm lbs
South America
1,380
Cu
mm lbs
Au
mm ozs
0.1
Indonesia
1,330
Cu
mm lbs
2.3
Au
mm ozs

(per pound of copper)	North America	South America	Indonesia	Consolidated (4)
Cash Unit Costs (2)				
Site Production & Delivery (3)	$1.29	$1.07	$1.11	$1.15
Royalties (3)	-	-	0.09	0.03
Treatment Charges	0.08	0.14	0.22	0.15
By-product Credits	(0.18)	(0.10)	(1.57)	(0.63)
Unit Net Cash Costs (Credits)	$1.19	$1.11	$(0.15)	$0.70

(1) 2009e sales also include approximately 100 MM pounds of copper from Africa

(2) Estimates assume average prices of $2.25/lb for copper, $900/oz for gold and $8/lb for molybdenum for the second half of 2009. Quarterly unit costs will vary significantly with quarterly metal sales volumes.

(3) Production costs include profit sharing in South America and severance taxes in North America

(4) 2009e consolidated amounts exclude Africa

Note: e = estimate. See Cautionary Statement.

Exploration

2008
$248 million


North
America
44%
South
America
10%
4%
Indonesia
13%
Africa
29%
Australasia
& Other Areas

2009e
$75 million


22%
17%
7%
20%
34%

Activities focused on incorporating significant data obtained in 2007 and 2008 into our future plans

Note: FCX's consolidated share; e = estimate. See Cautionary Statement.

EBITDA and Cash Flow at Various Copper Prices

2010e Annual EBITDA

($900 Gold & $8 Molybdenum)


(US$ billions)
$8
$6
$4
$2
$0
Cu $1.75/lb
Cu $2.25/lb
Cu $2.75/lb

2010e Annual Operating Cash Flow (excluding Working Capital)*

($900 Gold & $8 Molybdenum)


(US$ billions)
$5
$4
$3
$2
$1
$0
Cu $1.75/lb
Cu $2.25/lb
Cu $2.75/lb

*Excludes working capital changes.

Note: For 2010e, each $50/oz change in gold approximates $95 million to EBITDA and $55 million to operating cash flow; each $2.00/lb of molybdenum equates to $110 million to EBITDA and $90 mm to operating cash flow. EBITDA equals operating income plus depreciation, depletion and amortization.

e = estimate. See Cautionary Statement

Sensitivities 2010e

(US$ millions)

Change	EBITDA	Operating Cash Flow
Copper: -/+ $0.10/lb	$375	$260
Molybdenum: -/+ $1.00/lb	$55	$45
Gold: -/+ $50/ounce	$95	$55
Diesel (1): -/+ 10%	$35	$20
Purchased Power (2): -/+ 10%	$40	$25
Currencies (3): +/- 10%	$110	$65

(1) $1.85/gallon base case assumption
(2) 6.6¢/kWh base case assumption
(3) U.S. Dollar Exchange Rates: 600 Chilean peso, 10,500 Indonesian rupiah, $0.75 Australian dollar, $1.40 Euro, 3.15 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against foreign currencies equates to a cost benefit of noted amounts.
NOTE: Operating cash flow amounts exclude working capital changes. e = estimate. See Cautionary Statement.

Capital Expenditures (1)


Major Projects
All Other
(US$ billions)
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$2.7
1.1
1.6
$1.4
0.6
0.8 (2)
$1.0
0.5
0.5 (3)
2008
2009e
2010e

(1) Capital expenditure estimates will continue to be reviewed and revised subject to market conditions
(2) Includes Tenke development and Grasberg underground development
(3) Includes Grasberg underground development and El Abra sulfide
Note: Includes capitalized interest. e = estimate. Please see Cautionary Statement.

Tenke Fungurume

Development Project Update

- **During 2Q09, 36MM lbs Cu produced & 26MM lbs Cu sold**
- **Construction activities substantially complete; commissioning of cobalt circuit began in 2Q09 & sulphuric acid plant expected to start-up in 3Q09**
- **Ramp-up to full capacity in 2H09; aggregate annual production of 250MM lbs Cu & 18MM lbs Co**
- **Exploration activities continue to support opportunities for future expansion**

Solution loaded with Copper



Average Mill Rate
(000's mt per day)


8.0*
3.0
5.1
8.1
7.5
Mar**
Apr
May
Jun

** nameplate capacity of 8K mt/d*
*** last 15 days of the month*

Freeport-McMoRan Copper & Gold

Significant Progress at Tenke

Core Assets



January 2006
location of the processing plant facilities

Significant Progress at Tenke


December 2007

Significant Progress at Tenke


March 2009
SX
PLS Ponds
EW
Leach & CCD
Stockpile
Cobalt Plant
Acid Plant
SAG

Tenke Fungurume
Development Project Update


Leaching
& CCD
SAG


Acid Plant


Cobalt Plant

Tenke Fungurume

- Largest Investment in DRC
- World-Class Design & Construction
- Significant Infrastructure Upgrades
- Expanding Social & Community Programs



Workers install a liner for the Tailings Storage Facility



Children use one of the additional potable water wells at Fungurume

- Project Will Provide Important Benefits:
  - Employment
  - Local Services
  - Taxes
  - Royalties
  - Dividend Payments

Underground Mine Development in Indonesia
Grasberg District Ore Bodies

- **Continuing underground development**
  - Big Gossan mine
  - Grasberg Block Cave
  - Expansion of the DOZ mine to 80,000 t/d with completion by 2010
- **~$180MM in aggregate capex for underground development in 2009**



Grasberg open pit
Grasberg Block Cave
Kucing Liar
Amole 2,900 m elev
DOZ
Big Gossan
Kucing Liar Spur
MLA
Grasberg BC Spur
DMLZ
Big Gossan Spur
DMLZ Spur
N
Portals (at Ridge Camp)
Common Infrastructure 2,500 m elev

FREEPORT-MCMORAN
COPPER & GOLD

FCX Debt Maturities 6/30/09

Adjusted for 6.875% Senior Note Redemption

Core Assets



(US$ millions)
Public Debt
Other Debt
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$39
$15
$120
$127
$1
$1*
$2,501
$4,080
Floating Rate & 8.25% Senior Notes
8.375% Senior Notes and PD Senior Notes
2009
2010
2011
2012
2013
2014
2015
Thereafter

Total Debt & Cash at 6/30/09
(US$ billions)

Public Debt*	$6.6
6⅞% Senior Notes	0.3
Other Debt	0.3
Total Debt	$7.2
Consolidated Cash	$1.3

* Excludes $340 million in 6⅞% Senior Notes that were called for redemption on July 21, 2009. The notes will be redeemed on August 20, 2009, at a redemption price of 103.438% of the principal amount.

Financial Policy

- Maintain Strong Balance Sheet & Liquidity Position
- Aggressive Cost Management
- Capital Investments Will be Limited in Current Market Environment
- Near-Term Focus Will be on Protecting Liquidity While Preserving Large Mineral Resources and Growth Options
- Board to Review Financial Policy on an Ongoing Basis

FCX Investment Summary

- **World's Premier Publicly Traded Copper Company**
- **World's Largest Molybdenum Producer & Significant Gold Producer**
- **Long-lived Reserves, Geographically Diverse Operations**
- **Flexible Operating Structure Can Respond to Varying Market Conditions**
- **Significant Reserve Growth**

Reference Slides

Freeport-McMoRan Copper & Gold

Grasberg Open Pit

Core Assets



9N
8E
7S
9S
8S
N

PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2009e-2013e

2009e – 2013e PT-FI Share
Total: 6.1 billion lbs copper
Annual Average: 1.2 billion lbs

2009e – 2013e PT-FI Share
Total: 9.1 million ozs gold
Annual Average: 1.8 million ozs


Copper, billion lbs
Gold, million ozs
Previous Estimates
2.3
2.2
1.3
1.3
1.9
2.0
1.4
1.4
1.9
1.5
1.1
1.0
1.1
1.1
1.0
0.9
2.2
1.9
1.4
1.2
2009e
2010e
2011e
2012e
2013e

e = estimate. Amounts are projections; see Cautionary Statement.
Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.

PT-FI Mine Plan
Changes Accelerate Metal into 2011/2012

Core Assets

- **Accelerated 0.2 billion lbs copper & 0.5 million ozs* gold into 2011/2012**
- **Mine Plan Changes**
  - Retrieval of high-grade ore in ramps in Pushback 8E accelerates metal into 2011 & 2012
  - Higher mining rate in Pushback 9N accelerates metal from 2013 into 2012



Ramp Retrievals in 2011 & 2012
A
B
Ramp Retrieval in 2012
Ramp Retrieval in 2011
End 2010
8E
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

** metal changes net to PT-FI*

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2009

Copper Equivalent Cross Section



Core Assets



A
B
7S and 8E are the Primary Ore Pushbacks in 2009
8E
7S
End 2008
1Q09
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2009

Copper Equivalent Cross Section



A
B
7S and 8E are the Primary Ore Pushbacks in 2009
8E
7S
End 2008
2Q09
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2009

Copper Equivalent Cross Section

Core Assets



A
B
7S and 8E are the Primary Ore Pushbacks in 2009
8E
7S
End 2008
3Q09
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2009

Copper Equivalent Cross Section

Core Assets


A
B
7S and 8E are the Primary Ore Pushbacks in 2009
8E
7S
End 2008
4Q09
Grasberg Plan View
A
B
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2010

Copper Equivalent Cross Section


A
B
8E is the Primary Ore Pushback in 2010
9S
End 2009
8E
2010
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2011

Copper Equivalent Cross Section

Core Assets


A
B
8E and 9N are the Primary Ore Pushbacks in 2011
9S
9N*
End 2010
8E
2011
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

* 9N is in ore north of this cross-section

Mining Sequence in 2012

Copper Equivalent Cross Section


A
B
9N is the Primary Ore Pushback in 2012
9S
9N
End 2011
2012
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2013

Copper Equivalent Cross Section

Core Assets


A
B
9N and 9S are the Primary Ore Pushbacks in 2013
9S
End 2012
9N
2013
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq